UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22867

Cohen & Steers MLP and Energy Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    November 30

Date of reporting period:    May 31, 2019

Item 1. Reports to Stockholders.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended May 31, 2019. The total returns for Cohen & Steers MLP & Energy Opportunity Fund (the Fund) and its comparative benchmarks were:

Six Months Ended May 31, 2019
Cohen & Steers MLP & Energy Opportunity Fund:
Class A	2.33%
Class C	2.01%
Class I	2.37%
Class R	2.25%
Class Z	2.37%
Linked Benchmark[a]	6.04%
S&P 500 Index[a]	0.74%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

[a]

The Linked Benchmark is represented by the performance of the Alerian Midstream Energy Select Index (Total Return) (AMEI) prior to January 31, 2019 and the Alerian Midstream Energy Canada-Capped Custom Index (AMECACI) thereafter. The Alerian Midstream Energy Select Index (Total Return) is a capped, float-adjusted, capitalization-weighted index composite of North American energy infrastructure companies, whose constituents are engaged in midstream activities involving energy commodities. The Alerian Midstream Energy Canada-Capped Index is a composite of North American energy infrastructure companies. The capped, float-adjusted, capitalized-weighted index, which includes the same companies as the Alerian Midstream Energy Select Index (Total Return) (AMEI) but caps the aggregate weight of Canadian constituents at 20%, is disseminated end-of-day on a price-return and total-return basis. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Please note that all distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are “return of capital” distributed from the Fund’s assets. Return of capital distributions decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio.

Market Review

In the six months ended May 31, 2019, MLP and midstream energy equities generated a positive total return and outperformed the broad market. The gains occurred in the face of global growth concerns, weak energy commodity prices and reduced pipeline volume expectations, factors that would normally be considered significant headwinds for the asset class.

The period got off to a difficult start in December as midstream companies suffered a sharp drop along with the broad equity market. Trade tensions raised apprehensions about economic growth and energy demand, resulting in a steep slide in crude oil prices from their September highs. Credit markets also weakened and tax-loss selling accelerated into year end, which likely contributed to selling pressure for midstream companies as well.

Share prices rebounded early in the new year, buoyed by higher crude oil prices, tighter credit spreads, more favorable conditions for the broad equity markets, and strong inflows into dedicated midstream funds. Earnings results were also largely supportive of share prices, and we believe many midstream companies established 2019 guidance that factored in a lower commodity price environment, which should set achievable expectations for this year.

Late in the period, renewed trade war concerns and indications of slowing global growth weighed on crude oil and natural gas prices once more. This resulted in weakness in global equity markets. However, the declines for midstream companies were more modest, affirming the defensive characteristics of the asset class that we believe are key to its investment case. One driver of this strong relative performance has been continued high interest from private equity investors, who have recently announced or completed several transactions in the midstream energy industry at premium multiples.

The industry’s transition to a self-funded business model, which has been underway since late 2014, continued to progress well, and we believe the distribution cutting cycle is nearing an end. Reflecting the industry’s evolved philosophy on capital allocation, several companies canceled projects due to inadequate return expectations, while others introduced share buyback programs, which we think are directly attributable to improved governance and management compensation policies. We believe using excess cash to pay down debt will remain a high priority for companies, although stock repurchases may become increasingly common over time.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Fund Performance

The Fund had a positive total return in the period but underperformed its linked benchmark. Natural gas pipelines were the top-performing sector, led by TC Energy, which benefited from strong natural gas demand early in the year because of unseasonably cold weather, and from expectations that development of its Keystone XL pipeline will be shelved until after the 2020 U.S. election, a decision that will allow investors to focus on the company’s core business. Our security selection and underweight allocation in natural gas pipelines detracted from relative performance, as the Fund held an underweight allocation in TC Energy in favor of other securities that we believed offered better long-term prospects.

Performance among diversified midstream companies was generally favorable. Kinder Morgan rose as investors continued to gain confidence in the company’s improving capital discipline, highlighted by an announced plan to potentially convert a pair of challenged natural gas pipelines to transport crude oil. In contrast, Energy Transfer LP declined modestly despite announcing healthy results and progress on several growth-oriented projects. This underperformance likely stemmed from the company continuing to maintain elevated capital expenditures. Security selection in the diversified sector detracted from relative performance, as the Fund did not own NGL Energy Partners, which exceeded earnings expectations and announced a stock buyback program. We believe investors interpreted the news to mean that a distribution cut is not likely in the near term.

The crude/refined products sector outperformed. Enbridge, the largest weighting in the benchmark, rose by double digits on the back of improving company fundamentals, aided in part by the delay (and perhaps the eventual cancelation) of construction of the rival Keystone XL pipeline. Also fueling the sector’s gain, Buckeye Partners received an all-cash bid from an Australian private equity investor at a substantial premium to the unit’s prior closing price. We view the acquisition as confirmation that many private-market investors believe listed midstream firms are undervalued at current levels. Overall, security selection in the crude/refined products sector, including an overweight position in Buckeye Partners, contributed to the Fund’s relative performance.

Gathering & processing, the most commodity price–sensitive midstream sector, declined in the period but also saw considerable private equity interest. Blackstone Infrastructure Partners purchased a 45% interest in Targa Resources’ Bakken Assets for $1.6 billion. Blackstone also acquired a majority interest in Tallgrass Energy for $3.3 billion, giving it full ownership of Tallgrass Energy’s general partner and a 44% economic interest in the parent company. The Fund’s security selection in the sector hindered relative performance.

Marine shipping/offshore companies, which are not in the benchmark, came under intense selling pressure as weak Asia liquefied natural gas (LNG) prices (stemming from unseasonably warm weather) caused shipping rates to retreat from prior elevated levels. Concerns about the global economy and retaliatory tariffs on U.S. LNG exports also weighed on the sector. However, companies in the space generally offered encouraging outlooks, and we expect shipping rates to firm along with Asian LNG demand in the second half of 2019. An out-of-index allocation to marine shipping/offshore detracted from relative performance.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Sincerely,

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended May 31, 2019

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–6.72%[a]	–4.03%[b]	—	—	—
1 Year (without sales charge)	–2.32%	–3.06%	–2.09%	–2.55%	–2.09%
5 Years (with sales charge)	–5.04%[a]	–4.81%	—	—	—
5 Years (without sales charge)	–4.16%	–4.81%	–3.86%	—	–3.88%
Since Inception[c] (with sales charge)	–1.82%[a]	–1.63%	—	—	—
Since Inception[c] (without sales charge)	–0.98%	–1.63%	–0.66%	–6.17%	–0.67%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the April 1, 2019 prospectus, were as follows: Class A—1.54% and 1.25%; Class C—2.19% and 1.90%; Class I—1.24% and 0.90%; Class R—1.69% and 1.40%; and Class Z—1.19% and 0.90%. Through June 30, 2020, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception date of December 20, 2013 for Class A, C, I and Z shares and October 1, 2014 for Class R shares.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2018—May 31, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period[a] December 1, 2018— May 31, 2019
Class A
Actual (2.33% return)	$1,000.00	$1,023.30	$6.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.29

Class C
Actual (2.01% return)	$1,000.00	$1,020.10	$9.57
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.46	$9.55

Class I
Actual (2.37% return)	$1,000.00	$1,023.70	$4.54
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.44	$4.53

Class R
Actual (2.25% return)	$1,000.00	$1,022.50	$7.06
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.95	$7.04

Class Z
Actual (2.37% return)	$1,000.00	$1,023.70	$4.54
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.44	$4.53

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.25%, 1.90%, 0.90%, 1.40% and 0.90%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

May 31, 2019

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

Kinder Morgan, Inc.	$19,324,667	8.1
Plains GP Holdings LP, Class A	19,222,982	8.0
Enterprise Products Partners LP	18,933,043	7.9
Enbridge, Inc. (Canada)	15,652,053	6.5
Energy Transfer LP	15,101,937	6.3
Cheniere Energy, Inc.	14,204,191	5.9
Targa Resources Corp.	12,812,295	5.4
EnLink Midstream LLC	11,125,616	4.6
Williams Cos., Inc.	10,749,507	4.5
Antero Midstream Corp.	10,058,245	4.2

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

May 31, 2019 (Unaudited)

		Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	98.0%
COMPRESSION	1.5%
Archrock, Inc.		406,523	$3,605,859

CRUDE/REFINED PRODUCTS	21.1%
BP Midstream Partners LP		169,716	2,474,459
Buckeye Partners LP		61,079	2,489,580
Enbridge, Inc.		90,596	3,340,274
Enbridge, Inc. (Canada)		425,147	15,652,053
Gibson Energy, Inc. (Canada)		72,137	1,177,377
MPLX LP		67,995	2,079,287
PBF Logistics LP		113,220	2,275,722
Plains GP Holdings LP, Class A		853,596	19,222,982
SemGroup Corp., Class A		135,801	1,712,451

			50,424,185

DIVERSIFIED MIDSTREAM	33.9%
Altus Midstream Co., Class Aa		463,059	2,120,810
Energy Transfer LP		1,099,122	15,101,937
Enterprise Products Partners LP		678,847	18,933,043
Kinder Morgan Canada Ltd., 144A (Canada)[b]		45,437	399,372
Kinder Morgan, Inc.		968,655	19,324,667
ONEOK, Inc.		114,097	7,258,851
Pembina Pipeline Corp. (Canada)		202,127	7,211,131
Williams Cos., Inc.		407,487	10,749,507

			81,099,318

DIVERSIFIED UTILITIES	0.9%
CenterPoint Energy, Inc.		78,771	2,240,247

GATHERING & PROCESSING	23.2%
Antero Midstream Corp.		823,097	10,058,245
CNX Midstream Partners LP		203,372	2,981,433
Crestwood Equity Partners LP		104,764	3,722,265
Enable Midstream Partners LP		237,047	3,079,241
EnLink Midstream LLC		1,071,832	11,125,616
Hess Midstream Partners LP		68,332	1,318,808
Keyera Corp. (Canada)		197,504	4,757,865

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2019 (Unaudited)

		Shares/Units	Value
Oasis Midstream Partners LP		73,888	$1,448,205
Targa Resources Corp.		333,133	12,812,295
Tidewater Midstream & Infrastructure Ltd. (Canada)		2,992,869	3,100,042
Western Midstream Partners LP		40,743	1,189,288

			55,593,303

MARINE SHIPPING/OFFSHORE	4.0%
GasLog Ltd. (Monaco)		317,129	4,566,658
GasLog Partners LP (Monaco)		108,139	2,284,977
Golar LNG Ltd. (Bermuda)		156,253	2,842,242

			9,693,877

NATURAL GAS PIPELINES	11.7%
Cheniere Energy, Inc.[a]		224,821	14,204,191
Equitrans Midstream Corp.		111,415	2,212,702
Infraestructura Energetica Nova SAB de CV (Mexico)		293,476	1,192,697
TC Energy Corp. (Canada)		154,302	7,522,165
Tellurian, Inc.[a]		382,505	2,941,463

			28,073,218

OTHER	1.7%
NextEra Energy Partners LP		70,475	3,118,519
Sprague Resources LP		57,286	989,329

			4,107,848

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$227,870,128)			234,837,855

SHORT-TERM INVESTMENTS	2.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.30%[c]		5,550,100	5,550,100

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$5,550,100)			5,550,100

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2019 (Unaudited)

		Value
TOTAL INVESTMENTS IN SECURITIES (Identified cost—$233,420,228)	100.3%	$240,387,955
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.3)	(798,656)

NET ASSETS	100.0%	$239,589,299

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $399,372 which represents 0.2% of the net assets of the Fund, of which 0.0% are illiquid.

[c]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$233,420,228)	$240,387,955
Foreign currency, at value (Identified cost—$45,162)	45,140
Receivable for:
Investment securities sold	896,489
Fund shares sold	623,791
Dividends and distributions	338,864
Other assets	4,192

Total Assets	242,296,431

LIABILITIES:
Payable for:
Investment securities purchased	1,774,530
Fund shares redeemed	573,395
Investment advisory fees	126,508
Shareholder servicing fees	30,993
Administration fees	10,310
Directors’ fees	1,277
Distribution fees	739
Other liabilities	189,380

Total Liabilities	2,707,132

NET ASSETS	$239,589,299

NET ASSETS consist of:
Paid-in capital	$270,155,176
Total distributable earnings/(accumulated loss)	(30,565,877)

$239,589,299

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

May 31, 2019 (Unaudited)

CLASS A SHARES:
NET ASSETS	$20,898,042
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,666,941

Net asset value and redemption price per share	$7.84

Maximum offering price per share ($7.84 ÷ 0.955)[a]	$8.21

CLASS C SHARES:
NET ASSETS	$10,205,871
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,308,769

Net asset value and offering price per share[b]	$7.80

CLASS I SHARES:
NET ASSETS	$207,378,439
Shares issued and outstanding ($0.001 par value common stock outstanding)	26,404,552

Net asset value, offering and redemption price per share	$7.85

CLASS R SHARES:
NET ASSETS	$931,521
Shares issued and outstanding ($0.001 par value common stock outstanding)	118,847

Net asset value, offering and redemption price per share	$7.84

CLASS Z SHARES:
NET ASSETS	$175,426
Shares issued and outstanding ($0.001 par value common stock outstanding)	22,340

Net asset value, offering and redemption price per share	$7.85

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2019 (Unaudited)

Investment Income:
Distributions from master limited partnerships	$3,081,842
Less return of capital on distributions	(2,974,149)

Net distributions from master limited partnerships	107,693
Dividend income (net of $161,077 of foreign withholding tax)	2,111,281

Total Investment Income	2,218,974

Expenses:
Investment advisory fees	851,208
Professional fees	90,814
Administration fees	81,602
Distribution fees—Class A	22,951
Distribution fees—Class C	38,751
Distribution fees—Class R	4,353
Shareholder servicing fees—Class A	9,181
Shareholder servicing fees—Class C	12,916
Shareholder servicing fees—Class I	36,745
Registration and filing fees	53,646
Transfer agent fees and expenses	24,285
Shareholder reporting expenses	23,303
Directors’ fees and expenses	5,536
Custodian fees and expenses	4,351
Miscellaneous	9,843

Total Expenses	1,269,485
Reduction of Expenses (See Note 2)	(221,213)

Net Expenses	1,048,272

Net Investment Income (Loss)	1,170,702

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(1,415,205)
Written option contracts	34,224
Foreign currency transactions	19,631

Net realized gain (loss)	(1,361,350)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	5,474,615
Written option contracts	(8,379)
Foreign currency translations	(1,369)

Net change in unrealized appreciation (depreciation)	5,464,867

Net Realized and Unrealized Gain (Loss)	4,103,517

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,274,219

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended May 31, 2019	For the Year Ended November 30, 2018
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,170,702	$639,762
Net realized gain (loss)	(1,361,350)	(793,484)
Net change in unrealized appreciation (depreciation)	5,464,867	(3,837,019)

Net increase (decrease) in net assets resulting from operations	5,274,219	(3,990,741)

Distributions to Shareholders:
Class A	(307,269)	(17,398)
Class C	(150,807)	(11,139)
Class I	(3,345,803)	(130,318)
Class R	(27,749)	(175)
Class Z	(3,485)	(294)
Tax Return of Capital to Shareholders:
Class A	—	(471,204)
Class C	—	(272,303)
Class I	—	(3,880,046)
Class R	—	(23,229)
Class Z	—	(7,090)

Total distributions	(3,835,113)	(4,813,196)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	63,488,846	80,838,050

Total increase (decrease) in net assets	64,927,952	72,034,113
Net Assets:
Beginning of period	174,661,347	102,627,234

End of period	$239,589,299	$174,661,347

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended May 31, 2019	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:		2018	2017	2016	2015
Net asset value, beginning of period	$7.80	$8.07	$8.43	$7.46	$11.53	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.03	0.02	0.04	0.05	0.10	0.04
Net realized and unrealized gain (loss)	0.15	0.00 [c]	(0.11)	1.24	(3.80)	1.74

Total from investment operations	0.18	0.02	(0.07)	1.29	(3.70)	1.78

Less dividends and distributions to shareholders from:

Net investment income	(0.14)	(0.01)	(0.03)	(0.06)	(0.08)	(0.05)
Net realized gain	—	—	—	—	—	(0.09)
Tax return of capital	—	(0.28)	(0.26)	(0.26)	(0.29)	(0.11)

Total dividends and distributions to shareholders	(0.14)	(0.29)	(0.29)	(0.32)	(0.37)	(0.25)

Net increase (decrease) in net asset value	0.04	(0.27)	(0.36)	0.97	(4.07)	1.53

Net asset value, end of period	$7.84	$7.80	$8.07	$8.43	$7.46	$11.53

Total return[d,e]	2.33%[f]	0.18%	–1.01%	18.06%	–32.83%	17.76%[f]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six Months Ended May 31, 2019	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Ratios/Supplemental Data:		2018	2017	2016	2015

Net assets, end of period (in millions)	$20.9	$16.7	$11.4	$12.2	$7.1	$7.4

Ratios to average daily net assets:

Expenses (before expense reduction)	1.42%[g]	1.65%	1.81%	2.23%	1.90%	2.67%[g]

Expenses (net of expense reduction)	1.25%[g]	1.38%	1.45%	1.47%	1.46%	1.45%[g]

Net investment income (loss) (before expense reduction)	0.69%[g]	(0.02)%	0.09%	(0.12)%	0.55%	(0.87)%[g]

Net investment income (loss) (net of expense reduction)	0.86%[g]	0.25%	0.45%	0.64%	0.99%	0.35%[g]

Portfolio turnover rate	28%[f]	75%	45%	59%	81%	26%[f]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]	Not annualized.
[g]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended May 31, 2019	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:		2018	2017	2016	2015
Net asset value, beginning of period	$7.76	$8.03	$8.39	$7.44	$11.49	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.01	(0.03)	(0.02)	0.00 [c]	0.04	(0.03)
Net realized and unrealized gain (loss)	0.15	0.00 [c]	(0.11)	1.23	(3.78)	1.74

Total from investment operations	0.16	(0.03)	(0.13)	1.23	(3.74)	1.71

Less dividends and distributions to shareholders from:

Net investment income	(0.12)	(0.00)[c]	—	(0.02)	(0.02)	(0.02)
Net realized gain	—	—	—	—	—	(0.09)
Tax return of capital	—	(0.24)	(0.23)	(0.26)	(0.29)	(0.11)

Total dividends and distributions to shareholders	(0.12)	(0.24)	(0.23)	(0.28)	(0.31)	(0.22)

Net increase (decrease) in net asset value	0.04	(0.27)	(0.36)	0.95	(4.05)	1.49

Net asset value, end of period	$7.80	$7.76	$8.03	$8.39	$7.44	$11.49

Total return[d,e]	2.01%[f]	–0.46%	–1.67%	17.25%[g]	–33.31%[g]	17.10%[f,g]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended May 31, 2019	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Ratios/Supplemental Data:		2018	2017	2016	2015

Net assets, end of period (in millions)	$10.2	$9.6	$8.8	$10.4	$8.7	$4.8

Ratios to average daily net assets:

Expenses (before expense reduction)	2.07%[h]	2.30%	2.46%	2.88%	2.60%	3.27%[h]

Expenses (net of expense reduction)	1.90%[h]	2.04%	2.10%	2.12%	2.11%	2.10%[h]

Net investment income (loss) (before expense reduction)	0.01%[h]	(0.68)%	(0.59)%	(0.74)%	(0.08)%	(1.41)%[h]

Net investment income (loss) (net of expense reduction)	0.18%[h]	(0.42)%	(0.23)%	0.02%	0.41%	(0.24)%[h]

Portfolio turnover rate	28%[f]	75%	45%	59%	81%	26%[f]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]	Not annualized.
[g]

The net asset value (NAV) disclosed in the November 30, 2015 and 2014 annual reports reflect adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2015 and 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2015 and 2014.

[h]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended May 31, 2019	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:		2018	2017	2016	2015
Net asset value, beginning of period	$7.82	$8.09	$8.45	$7.48	$11.55	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.05	0.05	0.07	0.07	0.14	0.10
Net realized and unrealized gain (loss)	0.14	0.00 [c]	(0.11)	1.25	(3.81)	1.72

Total from investment operations	0.19	0.05	(0.04)	1.32	(3.67)	1.82

Less dividends and distributions to shareholders from:

Net investment income	(0.16)	(0.04)	(0.06)	(0.09)	(0.11)	(0.07)
Net realized gain	—	—	—	—	—	(0.09)
Tax return of capital	—	(0.28)	(0.26)	(0.26)	(0.29)	(0.11)

Total dividends and distributions to shareholders	(0.16)	(0.32)	(0.32)	(0.35)	(0.40)	(0.27)

Net increase (decrease) in net asset value	0.03	(0.27)	(0.36)	0.97	(4.07)	1.55

Net asset value, end of period	$7.85	$7.82	$8.09	$8.45	$7.48	$11.55

Total return[d]	2.37%[e]	0.53%	–0.66%	18.40%	–32.53%	18.13%[e]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended May 31, 2019	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Ratios/Supplemental Data:		2018	2017	2016	2015

Net assets, end of period (in millions)	$207.4	$146.8	$82.0	$67.6	$41.7	$47.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.11%[f]	1.34%	1.51%	1.92%	1.60%	2.66%[f]

Expenses (net of expense reduction)	0.90%[f]	1.02%	1.10%	1.12%	1.11%	1.10%[f]

Net investment income (loss) (before expense reduction)	0.97%[f]	0.26%	0.38%	0.15%	0.90%	(0.71)%[f]

Net investment income (loss) (net of expense reduction)	1.18%[f]	0.58%	0.79%	0.95%	1.39%	0.85%[f]

Portfolio turnover rate	28%[e]	75%	45%	59%	81%	26%[e]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended May 31, 2019	For the Year Ended November 30,				For the Period October 1, 2014[a] through November 30, 2014
Per Share Operating Performance:		2018	2017	2016	2015
Net asset value, beginning of period	$7.80	$8.07	$8.44	$7.48	$11.54	$12.41

Income (loss) from investment operations:

Net investment income (loss)[b]	0.03	(0.01)	0.02	0.05	0.08	0.01
Net realized and unrealized gain (loss)	0.15	0.02	(0.11)	1.22	(3.79)	(0.88)

Total from investment operations	0.18	0.01	(0.09)	1.27	(3.71)	(0.87)

Less dividends and distributions to shareholders from:

Net investment income	(0.14)	(0.00)[c]	(0.02)	(0.05)	(0.06)	—
Tax return of capital	—	(0.28)	(0.26)	(0.26)	(0.29)	—

Total dividends and distributions to shareholders	(0.14)	(0.28)	(0.28)	(0.31)	(0.35)	—

Net increase (decrease) in net asset value	0.04	(0.27)	(0.37)	0.96	(4.06)	(0.87)

Net asset value, end of period	$7.84	$7.80	$8.07	$8.44	$7.48	$11.54

Total return[d]	2.25%[e]	0.08%	–1.25%	17.74%	–32.89%[f]	–6.93%[e,f]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended May 31, 2019	For the Year Ended November 30,				For the Period October 1, 2014[a] through November 30, 2014
Ratios/Supplemental Data:		2018	2017	2016	2015

Net assets, end of period (in 000s)	$931.5	$1,352.0	$110.8	$85.2	$6.0	$9.3

Ratios to average daily net assets:

Expenses (before expense reduction)	1.57%[g]	1.77%	1.96%	2.38%	2.07%	2.53%[g]

Expenses (net of expense reduction)	1.40%[g]	1.50%	1.60%	1.62%	1.61%	1.60%[g]

Net investment income (loss) (before expense reduction)	0.56%[g]	(0.36)%	(0.08)%	(0.06)%	0.31%	(0.58)%[g]

Net investment income (loss) (net of expense reduction)	0.73%[g]	(0.09)%	0.28%	0.70%	0.77%	0.35%[g]

Portfolio turnover rate	28%[e]	75%	45%	59%	81%	26%[e]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]

The net asset value (NAV) disclosed in the November 30, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2014.

[g]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended May 31, 2019	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:		2018	2017	2016	2015
Net asset value, beginning of period	$7.82	$8.08	$8.44	$7.48	$11.55	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.05	0.05	0.06	0.08	0.10	0.09
Net realized and unrealized gain (loss)	0.14	0.01	(0.10)	1.23	(3.77)	1.72

Total from investment operations	0.19	0.06	(0.04)	1.31	(3.67)	1.81

Less dividends and distributions to shareholders from:

Net investment income	(0.16)	(0.04)	(0.06)	(0.09)	(0.11)	(0.06)
Net realized gain	—	—	—	—	—	(0.09)
Tax return of capital	—	(0.28)	(0.26)	(0.26)	(0.29)	(0.11)

Total dividends and distributions to shareholders	(0.16)	(0.32)	(0.32)	(0.35)	(0.40)	(0.26)

Net increase (decrease) in net asset value	0.03	(0.26)	(0.36)	0.96	(4.07)	1.55

Net asset value, end of period	$7.85	$7.82	$8.08	$8.44	$7.48	$11.55

Total return[c]	2.37%[d]	0.65%	–0.67%	18.41%[e]	–32.62%[e]	18.02%[d]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended May 31, 2019	For the Year Ended November 30,				For the Period December 20, 2013[a] through November 30, 2014
Ratios/Supplemental Data:		2018	2017	2016	2015

Net assets, end of period (in 000s)	$175.4	$194.1	$184.0	$230.0	$262.5	$1,549.6

Ratios to average daily net assets:

Expenses (before expense reduction)	1.07%[f]	1.30%	1.46%	1.88%	1.53%	2.72%[f]

Expenses (net of expense reduction)	0.90%[f]	1.04%	1.10%	1.12%	1.11%	1.21%[f]

Net investment income (loss) (before expense reduction)	1.00%[f]	0.31%	0.38%	0.28%	0.56%	(0.70)%[f]

Net investment income (loss) (net of expense reduction)	1.17%[f]	0.57%	0.74%	1.04%	0.98%	0.81%[f]

Portfolio turnover rate	28%[d]	75%	45%	59%	81%	26%[d]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]

The net asset value (NAV) disclosed in the November 30, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2015.

[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 8, 2013 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund’s investment objective is to provide attractive total return, comprised of current income and price appreciation. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of May 31, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies	$234,837,855	$234,837,855	$—	$—
Short-Term Investments	5,550,100	—	5,550,100	—

Total Investments in Securities[a]	$240,387,955	$234,837,855	$5,550,100	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Master Limited Partnerships and Related Companies— Diversified Midstream
Balance as of November 30, 2018	$1,024,816
Change in unrealized appreciation (depreciation)	(405,600)
Transfer out of Level 3[a]	(619,216)

Balance as of May 31, 2019	$—

[a]

As of November 30, 2018, the Fund used significant unobservable inputs in determining the value of this investment. As of May 31, 2019, the Fund used a quoted price in determining the value of the same investment, which resulted from the registration of these shares.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. For the six months ended May 31, 2019, the Fund has estimated approximately 96.5% of distributions from MLPs as return of capital. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At May 31, 2019, the Fund did not have any option contracts outstanding.

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon results of operations for the six months ended May 31, 2019, the investment advisor considers it likely that, a significant portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after November 30, 2019, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of May 31, 2019, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.80% of the average daily net assets of the Fund.

For the six months ended May 31, 2019, and through June 30, 2020, the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), did not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended May 31, 2019, fees waived and/or expenses reimbursed totaled $221,213.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund’s average daily net assets. For the six months ended May 31, 2019, the Fund incurred $53,201 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

shares, which applies if redemption occurs within one year from purchase. For the six months ended May 31, 2019, the Fund has been advised that the distributor received $6,050, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $997 of CDSC relating to the redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,130 for the six months ended May 31, 2019.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended May 31, 2019, totaled $125,044,978 and $56,997,521, respectively.

Note 4. Derivative Investments

The following table presents the effect of derivatives held during the six months ended May 31, 2019, along with the respective location in the financial statements.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts— Exchange-Traded[a]	Net Realized and Unrealized Gain (Loss)	$(147,593)	$79,241
Written Option Contracts— Exchange-Traded	Net Realized and Unrealized Gain (Loss)	34,224	(8,379)

[a]	Options purchased are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund’s option contracts activity for the six months ended May 31, 2019:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount[a,b]	$8,854,200	$8,429,000

(a)

Notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents one month for purchased and written options, respectively.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of May 31, 2019, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$233,420,228

Gross unrealized appreciation on investments	$16,595,409
Gross unrealized depreciation on investments	(9,627,682)

Net unrealized appreciation (depreciation) on investments	$6,967,727

As of November 30, 2018, the Fund had a net capital loss carryforward of $24,945,818 which may be used to offset future capital gains. The loss is comprised of $10,259,801 of short-term capital loss carryover and $14,686,017 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period. In addition, the Fund incurred ordinary losses of $739,821 after December 31, 2017, that it has elected to treat as arising in the following year.

Note 6. Capital Stock

On March 19, 2019, the Board of Directors of the Fund approved the deregistration of Class T shares. The Fund is now authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 400 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended May 31, 2019		For the Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class A:
Sold	938,957	$7,577,604	1,392,551	$11,635,482
Issued as reinvestment of dividends and distributions	33,602	265,566	54,299	433,930
Redeemed	(450,144)	(3,551,940)	(721,209)	(5,861,769)

Net increase (decrease)	522,415	$4,291,230	725,641	$6,207,643

Class C:
Sold	280,615	$2,049,316	483,508	$3,944,170
Issued as reinvestment of dividends and distributions	13,563	107,182	23,516	187,272
Redeemed	(222,691)	(1,660,213)	(369,320)	(2,981,846)

Net increase (decrease)	71,487	$496,285	137,704	$1,149,596

Class I:
Sold	16,911,030	$130,313,532	16,148,409	$133,855,007
Issued as reinvestment of dividends and distributions	352,776	2,814,350	339,024	2,742,511
Redeemed	(9,635,796)	(73,905,495)	(7,857,657)	(64,427,496)

Net increase (decrease)	7,628,010	$59,222,387	8,629,776	$72,170,022

Class R:
Sold	97,147	$730,080	171,266	$1,388,426
Issued as reinvestments of dividends and distributions	3,479	27,725	2,793	23,211
Redeemed	(155,042)	(1,259,104)	(14,514)	(118,353)

Net increase (decrease)	(54,416)	$(501,299)	159,545	$1,293,284

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended May 31, 2019		For the Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class Z:
Sold	108	$850	3,747	$31,600
Issued as reinvestment of dividends and distributions	438	3,471	888	7,120
Redeemed	(3,040)	(24,078)	(2,554)	(21,215)

Net increase (decrease)	(2,494)	$(19,757)	2,081	$17,505

Note 7. Other Risks

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Market Volatility Risk: Under normal market conditions, the Fund will invest at least 80% of its net assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources (Related Companies). The Fund’s strategy of focusing its investments in MLPs and Related Companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. Market volatility in the energy markets may significantly affect the performance of the energy infrastructure industry, as well as the performance of the MLPs and Related Companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs and Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Tax Risk: The Fund intends to qualify each year as a regulated investment company (RIC) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet certain asset diversification requirements, including that, at the close of each quarter of its taxable year, no more than 25% of its total assets will be invested in qualified publicly traded partnerships (QPTPs). The Fund expects that many of the MLPs in which the Fund invests will be QPTPs. The treatment of certain of the Fund’s investments for purposes of this test may be unclear, and it is possible that the Internal Revenue Service (IRS) or a court could recharacterize one or more such investments in a manner bearing adversely on the Fund’s ability to meet this 25% requirement.

Starting for calendar year 2018, non-corporate taxpayers are permitted to deduct a portion of any income derived from an interest in an MLP that constitutes “qualified publicly traded partnership income.” This deduction is not available in respect of any such income that is allocated to or reflected in net recapture income realized by a RIC in respect of its interest in an MLP, and distributed by the RIC to

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

its shareholders. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in an MLP.

Counterparty Risk: Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Liquidity Risk: Although the equity securities, including those of the MLPs, in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the investment advisor believes it is desirable to do so.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On March 29, 2017, the United Kingdom (the UK) formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU (referred to as Brexit). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules and amendments that modernize reporting and disclosure and require the implementation of a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 9. New Accounting Guidance

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework- Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after May 31, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission’s (the SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q has now been rescinded. Disclosures of the Fund’s complete holdings are now required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-Q (and once available, Form N-PORT), is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Benchmark Change

On December 4, 2018, the Fund’s Board of Directors approved a change to the Fund’s benchmarks from the Alerian Midstream Energy Select Index (formerly known as the Alerian Energy Infrastructure Index) and the Alerian MLP Index to the Alerian Midstream Energy Canada-Capped Custom Index, effective February 1, 2019.

Change to Portfolio Managers

Effective December 31, 2018, Robert S. Becker no longer serves as a portfolio manager to the Fund. Benjamin Morton and Tyler S. Rosenlicht remain portfolio managers of the Fund.

Change in Board of Directors

Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Benjamin Morton

Vice President

Tyler S. Rosenlicht

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

80 Park Avenue

New York, NY 10017

Nasdaq Symbol: Class	A—MLOAX
C—MLOCX
F—MLOFX*
I—MLOIX
R—MLORX
Z—MLOZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers MLP & Energy Opportunity Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

MLP & Energy

Opportunity

Fund

Semiannual Report May 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

MLOAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	August 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date:	August 1, 2019